UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2010

Semi-Annual Repor t

Legg Mason

Batterymarch

Global Equity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch Global Equity Fund

Fund objective

The Fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Global Equity Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch Global Equity Fund for the six-month reporting period ended April 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

Legg Mason Batterymarch Global Equity Fund	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended April 30, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the preliminary estimate for GDP growth was a solid 3.0%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.5% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded nine consecutive months and April 2010’s PMI reading of 60.4 was the highest since July 2004. The gains in the manufacturing sector were broad-based, as seventeen of the eighteen industries tracked by the Institute for Supply Management grew in April.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 290,000 jobs in April, the largest monthly gain since March 2006. In addition, the Labor Department upwardly revised its new jobs data for the months of February and March 2010. Based on these revisions, an average of 143,000 new jobs a month was created during the first four months of 2010. However, the unemployment rate unexpectedly rose to 9.9% in April compared to 9.7% in March. This appeared to be due to more people looking to re-enter the workforce following the prolonged economic downturn.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 7.0% and 7.6% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. On the downside, there continued to be a large inventory of unsold homes. At the end of April 2010, there was an 8.4 month supply of unsold homes, versus an 8.1 month supply the prior month. In addition, based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices fell for the sixth consecutive month in March 2010. However, U.S. home prices rose a modest 2% in the first quarter of 2010 versus the prior year.

Economic news outside the U.S. was mixed, with many developed countries experiencing tepid growth and developing countries experiencing a solid rebound. In the Eurozone, news was dominated by the debt crisis in Greece. In May, after the reporting period ended, the European Union announced a €750 billion ($955 billion) bailout plan to aid Greece, as well as to support other Eurozone countries that experience severe financial difficulties. This overshadowed the news of the overall sputtering Eurozone economy. After experiencing flat growth in the fourth quarter of 2009, first quarter 2010 growth in the Eurozone was a modest 0.2%. In contrast, developing countries, such as China and India, continued to experience rapid expansions. GDP growth in China was 10.7% and 11.9% in the fourth quarter of 2009 and the first quarter of 2010, respectively. India’s economy expanded 5.8% during the last three months of 2009, and another strong reading is expected for the first quarter of 2010.

Financial market overview

The domestic financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market during the six months ended April 30, 2010.

In the U.S. equity market, stock prices, as measured by the S&P 500 Indexiv (the “Index”), rose during five of the six months of the reporting period. There were a number of factors contributing to the continued strong performance in the stock market, including improving economic conditions, renewed investor

IV	Legg Mason Batterymarch Global Equity Fund

Investment commentary (cont’d)

confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)v.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010, the economy was “far from being out of the woods.” At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds ratevi at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Equity market review

After rising during six of the seven months that preceded the reporting period, the Index continued its ascent during much of the six months covered by this report. U.S. equities generated solid results for the six months ended April 30, 2010 as a whole, with the Index returning 15.66%.

The Index declined 1.86% in October 2009, prior to the start of the reporting period. Stock prices fell during the month given concerns over the sustainability of the economic recovery. However, the market’s step backward was short lived as it then gained 6.00% and 1.93% in November and December, respectively. The market’s rise was the result of renewed optimism regarding the economy and better-than-expected corporate profits. Stock prices then fell 3.60% in January 2010 due to some mixed economic data, as well as concerns regarding whether Bernanke would be confirmed for a second term and potential new regulations and taxes levied on the banking industry.

The U.S. stock market then showed its resiliency during the second half of the reporting period. Market volatility increased due to mounting concerns regarding the debt crisis in Greece and uncertainties surrounding new financial reforms. Despite these headwinds, the Index posted positive returns during each of the last three months of the period. Relief that Bernanke was confirmed, the Fed’s repeated statements that it would keep short-term interest rates low, and expectations for improving corporate profits buoyed the market.

While international developed equities posted a positive return, they lagged their U.S. counterparts during the six months ended April 30, 2010. After posting positive returns in November and December 2009, the international developed equity market, as measured by the MSCI EAFE Indexvii, declined during each of the next four months. This was due to a number of factors, including the debt crisis in Greece and fears that it could spread to other European countries. In addition, more subdued economic growth and the strengthening U.S. dollar negatively impacted the international developed equity market. All told, the MSCI EAFE Index returned a tepid 2.48% during the reporting period. Emerging market equities fared better given their stronger growth rates, rising exports, improving domestic demand and generally higher commodity prices. During the six-month reporting period, the MSCI Emerging Markets Indexviii gained 12.37%.

Performance review

For the six months ended April 30, 2010, Class A shares of Legg Mason Batterymarch Global Equity Fund, excluding sales charges, returned 9.61%. The Fund’s unmanaged benchmark, the MSCI World Indexix, returned 9.40% over the same time frame. The Lipper Global Large-Cap Core Funds Category Average1 returned 9.54% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 105 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Batterymarch Global Equity Fund	V

Performance Snapshot as of April 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Batterymarch Global Equity Fund:
Class 1[2]	9.66%
Class A	9.61%
Class B	9.21%
Class C	9.09%
Class I	9.77%
MSCI World Index	9.40%
Lipper Global Large-Cap Core Funds Category Average	9.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.73%, 2.01%, 2.94%, 2.64% and 1.16%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares. In addition, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

RISKS: Investments in stocks are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies and, therefore, is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, and are heightened for investments in the securities of issuers located in developing countries. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

viii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ix	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and October 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2009 and held for the six months ended April 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	9.66%	$1,000.00	$1,096.60	1.24%	$6.45
Class A	9.61	1,000.00	1,096.10	1.50	7.80
Class B	9.21	1,000.00	1,092.10	2.25	11.67
Class C	9.09	1,000.00	1,090.90	2.23	11.56
Class I	9.77	1,000.00	1,097.70	1.12	5.83

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	5.00%	$1,000.00	$1,018.65	1.24%	$6.21
Class A	5.00	1,000.00	1,017.36	1.50	7.50
Class B	5.00	1,000.00	1,013.64	2.25	11.23
Class C	5.00	1,000.00	1,013.74	2.23	11.13
Class I	5.00	1,000.00	1,019.24	1.12	5.61
[1]	For the six months ended April 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers/and or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2010

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Common Stocks — 97.0%
Consumer Discretionary — 10.6%
Auto Components — 0.7%
Bridgestone Corp.	34,900	$582,386	(a)
Valeo SA	15,349	512,854	*(a)
Total Auto Components		1,095,240
Automobiles — 0.6%
Bayerische Motoren Werke AG	10,129	496,311	(a)
Nissan Motor Co., Ltd.	60,900	533,412	*(a)
Total Automobiles		1,029,723
Distributors — 0.2%
Imperial Holdings Ltd.	30,979	410,183	(a)
Hotels, Restaurants & Leisure — 0.5%
Ctrip.com International Ltd., ADR	11,500	419,980	*
OPAP SA	18,388	373,670	(a)
Total Hotels, Restaurants & Leisure		793,650
Household Durables — 0.6%
Leggett & Platt Inc.	19,200	470,976
Newell Rubbermaid Inc.	27,900	476,253
Total Household Durables		947,229
Leisure Equipment & Products — 0.3%
Mattel Inc.	18,800	433,340
Media — 1.5%
Comcast Corp., Class A Shares	40,300	795,522
Gannett Co. Inc.	30,400	517,408
News Corp., Class A Shares	31,700	488,814
Time Warner Inc.	22,000	727,760
Total Media		2,529,504
Multiline Retail — 2.2%
Big Lots Inc.	12,000	458,400	*
Isetan Mitsukoshi Holdings Ltd.	47,300	547,974	(a)
Kohl’s Corp.	12,600	692,874	*
Next PLC	10,885	381,866	(a)
Nordstrom Inc.	11,900	491,827
Target Corp.	20,500	1,165,835
Total Multiline Retail		3,738,776
Specialty Retail — 2.8%
Aeropostale Inc.	16,950	492,228	*
Gap Inc.	41,000	1,013,930
Kingfisher PLC	173,791	664,061	(a)
Ross Stores Inc.	12,000	672,000
TJX Cos. Inc.	14,300	662,662
Yamada Denki Co., Ltd.	14,070	1,094,350	(a)
Total Specialty Retail		4,599,231
Textiles, Apparel & Luxury Goods — 1.2%
Burberry Group PLC	40,724	419,231	(a)
Coach Inc.	21,351	891,404

See Notes to Financial Statements.

4	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — continued
LVMH Moet Hennessy Louis Vuitton SA	6,541	$747,763	(a)
Total Textiles, Apparel & Luxury Goods		2,058,398
Total Consumer Discretionary		17,635,274
Consumer Staples — 9.2%
Beverages — 1.3%
Coca-Cola Co.	6,900	368,805
Heineken Holding NV	15,951	653,645	(a)
PepsiCo Inc.	16,200	1,056,564
Total Beverages		2,079,014
Food & Staples Retailing — 2.1%
Delhaize Group	6,226	516,120	(a)
Lawson Inc.	11,900	526,668	(a)
Metro AG	7,843	471,321	(a)
Metro Inc., Class A Shares	9,200	406,655
Wal-Mart Stores Inc.	12,180	653,457
Wesfarmers Ltd.	34,043	911,541	(a)
Total Food & Staples Retailing		3,485,762
Food Products — 2.5%
ConAgra Foods Inc.	19,300	472,271
Dean Foods Co.	22,400	351,680	*
Del Monte Foods Co.	41,200	615,528
Kraft Foods Inc., Class A Shares	33,500	991,600
Marine Harvest ASA	427,762	395,749	*(a)
Nestle SA, Registered Shares	22,259	1,086,339	(a)
Sara Lee Corp.	19,000	270,180
Total Food Products		4,183,347
Household Products — 1.3%
Clorox Co.	7,200	465,840
Kimberly-Clark Corp.	13,900	851,514
Procter & Gamble Co.	14,400	895,104
Total Household Products		2,212,458
Tobacco — 2.0%
Altria Group Inc.	68,164	1,444,395
Imperial Tobacco Group PLC	15,843	452,235	(a)
Lorillard Inc.	8,900	697,493
Philip Morris International Inc.	16,564	812,961
Total Tobacco		3,407,084
Total Consumer Staples		15,367,665
Energy — 10.1%
Energy Equipment & Services — 1.3%
Aker Solutions ASA	29,946	500,934	(a)
National-Oilwell Varco Inc.	12,200	537,166
Noble Corp.	19,000	750,310	*
Subsea 7 Inc.	22,179	430,924	*(a)
Total Energy Equipment & Services		2,219,334

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	5

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 8.8%
BP PLC	209,140	$1,821,948	(a)
Chevron Corp.	16,770	1,365,749
ConocoPhillips	23,300	1,379,127
Eni SpA	36,541	819,155	(a)
Exxon Mobil Corp.	40,225	2,729,266
Marathon Oil Corp.	16,200	520,830
Occidental Petroleum Corp.	7,500	664,950
Petroleo Brasileiro SA, ADR	7,700	326,711
Royal Dutch Shell PLC, Class A Shares	58,938	1,849,608
Suncor Energy Inc.	14,900	509,722
Total SA	28,700	1,555,166	(a)
Williams Cos. Inc.	28,400	670,524
XTO Energy Inc.	9,500	451,440
Total Oil, Gas & Consumable Fuels		14,664,196
Total Energy		16,883,530
Financials — 16.3%
Capital Markets — 1.7%
Credit Suisse Group AG, Registered Shares	20,660	945,127	*(a)
Deutsche Bank AG, Registered Shares	7,193	497,096	(a)
Goldman Sachs Group Inc.	6,400	929,280
SBI Holdings Inc.	1,839	397,029	(a)
Total Capital Markets		2,768,532
Commercial Banks — 8.9%
Australia & New Zealand Banking Group Ltd.	51,139	1,128,120	(a)
Banco Bilbao Vizcaya Argentaria SA	22,334	292,442	(a)
Banco Santander SA	90,064	1,131,520	(a)
Bank of Montreal	10,200	633,509
Bank of Nova Scotia	17,700	902,250
Barclays PLC	108,398	554,999	(a)
BNP Paribas SA	14,579	1,002,031	(a)
Commonwealth Bank of Australia	16,002	856,379	(a)
HSBC Holdings PLC	88,300	899,547	(a)
Mizuho Financial Group Inc.	383,800	739,077	(a)
National Australia Bank Ltd.	15,907	406,557	(a)
National Bank of Canada	10,100	617,454
Oversea-Chinese Banking Corp. Ltd.	77,000	488,816	(a)
Royal Bank of Canada	9,940	602,682
Standard Chartered PLC	42,333	1,128,415	(a)
Sumitomo Mitsui Financial Group Inc.	15,300	504,769	(a)
Toronto-Dominion Bank	16,200	1,204,076
Wells Fargo & Co.	35,500	1,175,405
Yamaguchi Financial Group Inc.	55,000	550,610	(a)
Total Commercial Banks		14,818,658
Consumer Finance — 0.1%
American Express Co.	4,500	207,540

See Notes to Financial Statements.

6	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Diversified Financial Services — 1.2%
Bank of America Corp.	37,900	$675,757
JPMorgan Chase & Co.	30,300	1,290,174
Total Diversified Financial Services		1,965,931
Insurance — 4.4%
AFLAC Inc.	16,600	845,936
Allianz AG, Registered Shares	8,379	961,923	*(a)
Allstate Corp.	18,500	604,395
Aviva PLC	83,119	439,861	(a)
CNP Assurances	6,187	518,045	*(a)
Hannover Rueckversicherung AG	12,298	577,464	*(a)
Manulife Financial Corp.	26,000	468,911
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	7,246	1,024,030	(a)
Prudential Financial Inc.	16,300	1,036,028
Sun Life Financial Inc.	16,000	470,486
Torchmark Corp.	9,000	481,860
Total Insurance		7,428,939
Total Financials		27,189,600
Health Care — 9.1%
Biotechnology — 0.8%
Amgen Inc.	13,100	751,416	*
Gilead Sciences Inc.	12,000	476,040	*
Total Biotechnology		1,227,456
Health Care Providers & Services — 1.2%
Medco Health Solutions Inc.	9,400	553,848	*
UnitedHealth Group Inc.	32,400	982,044
WellPoint Inc.	9,400	505,720	*
Total Health Care Providers & Services		2,041,612
Pharmaceuticals — 7.1%
Abbott Laboratories	15,300	782,748
AstraZeneca PLC	38,100	1,684,589	(a)
Bristol-Myers Squibb Co.	46,100	1,165,869
GlaxoSmithKline PLC	62,446	1,156,493	(a)
H. Lundbeck A/S	23,900	391,345	(a)
Johnson & Johnson	22,800	1,466,040
Merck & Co. Inc.	37,700	1,321,008
Novartis AG, Registered Shares	36,200	1,846,968	(a)
Pfizer Inc.	30,300	506,616
Roche Holding AG	3,754	592,881	(a)
Sanofi-Aventis	13,666	935,757	*(a)
Total Pharmaceuticals		11,850,314
Total Health Care		15,119,382
Industrials — 10.6%
Aerospace & Defense — 2.6%
Alliant Techsystems Inc.	4,400	356,004	*
General Dynamics Corp.	4,000	305,440
L-3 Communications Holdings Inc.	4,300	402,351
Lockheed Martin Corp.	9,600	814,944

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	7

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Aerospace & Defense — continued
MTU Aero Engines Holding AG	11,216	$619,527	(a)
Northrop Grumman Corp.	9,900	671,517
Raytheon Co.	11,200	652,960
Zodiac SA	10,786	562,904	(a)
Total Aerospace & Defense		4,385,647
Commercial Services & Supplies — 1.3%
Avery Dennison Corp.	15,100	589,353
Downer EDI Ltd.	68,583	442,431	(a)
R.R. Donnelley & Sons Co.	24,400	524,356
Securitas AB, Class B Shares	58,934	623,548	(a)
Total Commercial Services & Supplies		2,179,688
Construction & Engineering — 1.0%
Fomento de Construcciones y Contratas SA	13,277	435,286	(a)
KBR Inc.	26,600	587,328
URS Corp.	12,400	636,740	*
Total Construction & Engineering		1,659,354
Electrical Equipment — 0.7%
Nexans SA	7,105	563,387	(a)
Sumitomo Electric Industries Ltd.	46,800	577,842	(a)
Total Electrical Equipment		1,141,229
Industrial Conglomerates — 3.4%
DCC PLC	14,881	396,533	(a)
General Electric Co.	98,876	1,864,801
Jardine Matheson Holdings Ltd.	12,000	438,207	(a)
Keppel Corp. Ltd.	92,000	653,559	(a)
Siemens AG, Registered Shares	16,363	1,617,690	(a)
Tyco International Ltd.	15,800	612,882
Total Industrial Conglomerates		5,583,672
Machinery — 0.3%
Andritz AG	8,482	523,608	(a)
Trading Companies & Distributors — 1.3%
Itochu Corp.	67,000	582,728	(a)
Mitsubishi Corp.	31,000	735,623	(a)
Mitsui & Co., Ltd.	52,500	792,182	(a)
Total Trading Companies & Distributors		2,110,533
Total Industrials		17,583,731
Information Technology — 14.9%
Communications Equipment — 1.3%
Cisco Systems Inc.	32,300	869,516	*
Nokia Oyj	24,434	297,367	*(a)
Research In Motion Ltd.	13,900	990,707	*
Total Communications Equipment		2,157,590
Computers & Peripherals — 2.8%
Apple Inc.	6,200	1,618,944	*
Dell Inc.	47,600	770,168	*
Fujitsu Ltd.	103,000	729,039	(a)

See Notes to Financial Statements.

8	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Computers & Peripherals — continued
Hewlett-Packard Co.	28,040	$1,457,239
Total Computers & Peripherals		4,575,390
Electronic Equipment, Instruments & Components — 1.3%
Arrow Electronics Inc.	21,900	667,950	*
Avnet Inc.	18,200	581,854	*
Hitachi Ltd.	205,000	899,630	*(a)
Total Electronic Equipment, Instruments & Components		2,149,434
Internet Software & Services — 0.8%
Google Inc., Class A Shares	2,600	1,366,144	*
IT Services — 2.5%
Computer Sciences Corp.	10,500	550,095	*
Hewitt Associates Inc., Class A Shares	8,600	352,514	*
International Business Machines Corp.	21,050	2,715,450
NTT Data Corp.	146	530,698	(a)
Total IT Services		4,148,757
Semiconductors & Semiconductor Equipment — 2.7%
Advanced Semiconductor Engineering Inc., ADR	137,200	666,792
Infineon Technologies AG	88,700	629,102	*(a)
Intel Corp.	72,100	1,646,043
Micron Technology Inc.	59,200	553,520	*
Texas Instruments Inc.	26,600	691,866
United Microelectronics Corp., ADR	107,800	381,612	*
Total Semiconductors & Semiconductor Equipment		4,568,935
Software — 3.5%
CA Inc.	22,500	513,225
Microsoft Corp.	114,300	3,490,722
Nintendo Co., Ltd.	1,400	470,526	(a)
Oracle Corp.	53,600	1,385,024
Total Software		5,859,497
Total Information Technology		24,825,747
Materials — 8.0%
Chemicals — 1.5%
Agrium Inc.	8,900	555,659
BASF SE	16,931	989,963	(a)
Incitec Pivot Ltd.	176,233	519,040	(a)
Showa Denko KK	226,000	517,038	(a)
Total Chemicals		2,581,700
Containers & Packaging — 0.2%
Pactiv Corp.	15,300	388,773	*
Metals & Mining — 5.9%
Anglo American PLC	26,680	1,142,674	*(a)
BHP Billiton PLC	85,600	2,629,842	(a)
First Quantum Minerals Ltd.	7,800	598,476
IAMGOLD Corp.	26,500	474,276
KGHM Polska Miedz SA	15,012	561,234	(a)
Newmont Mining Corp.	17,600	987,008
Rio Tinto PLC	27,977	1,411,283	(a)

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	9

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Metals & Mining — continued
Teck Cominco Ltd., Class B Shares	23,300	$915,669	*
ThyssenKrupp AG	16,926	554,394	(a)
Voestalpine AG	12,359	466,577	(a)
Total Metals & Mining		9,741,433
Paper & Forest Products — 0.4%
International Paper Co.	25,200	673,848
Total Materials		13,385,754
Telecommunication Services — 4.6%
Diversified Telecommunication Services — 2.8%
AT&T Inc.	62,642	1,632,450
BT Group PLC	159,747	309,360	(a)
Koninklijke KPN NV	36,749	549,448	(a)
Nippon Telegraph & Telephone Corp.	13,000	527,684	(a)
Portugal Telecom, SGPS, SA, Registered Shares	55,905	566,849	*(a)
Telefonica SA	24,540	551,090	(a)
Verizon Communications Inc.	18,200	525,798
Total Diversified Telecommunication Services		4,662,679
Wireless Telecommunication Services — 1.8%
America Movil SAB de CV, Series L Shares, ADR	21,700	1,117,116
Mobile TeleSystems, ADR	8,000	442,000
Vodafone Group PLC	614,319	1,365,634	(a)
Total Wireless Telecommunication Services		2,924,750
Total Telecommunication Services		7,587,429
Utilities — 3.6%
Electric Utilities — 1.3%
E.ON AG	17,448	644,308	(a)
Energias de Portugal SA	114,035	405,359	(a)
Kansai Electric Power Co. Inc.	22,400	498,314	(a)
Tohoku Electric Power Co. Inc.	30,000	611,538	(a)
Total Electric Utilities		2,159,519
Gas Utilities — 1.3%
Atmos Energy Corp.	19,500	576,810
Snam Rete Gas SpA	133,684	633,439	(a)
Tokyo Gas Co., Ltd.	118,000	500,624	(a)
UGI Corp.	13,900	382,111
Total Gas Utilities		2,092,984
Multi-Utilities — 1.0%
DTE Energy Co.	12,000	578,040
GDF Suez	17,927	638,767	(a)
PG&E Corp.	11,600	508,080
Total Multi-Utilities		1,724,887
Total Utilities		5,977,390
Total Common Stocks (Cost — $144,840,986)		161,555,502
Preferred Stocks — 0.9%
Consumer Discretionary — 0.4%
Media — 0.4%
ProSiebenSat.1 Media AG	35,348	666,987	(a)

See Notes to Financial Statements.

10	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Batterymarch Global Equity Fund

Security			Shares	Value
Financials — 0.5%
Commercial Banks — 0.5%
Itau Unibanco Holding SA			33,200	$720,058
Total Preferred Stocks (Cost — $1,146,238)				1,387,045
Total Investments Before Short-Term Investment (Cost — $145,987,224)				162,942,547

	Rate	Maturity Date	Face Amount
Short-Term Investment — 1.6%
Repurchase Agreement — 1.6%
Interest in $450,000,000 joint tri-party repurchase agreement dated 4/30/10 with RBS Securities Inc.; Proceeds at maturity — $2,669,042; (Fully collateralized by various U.S. government obligations, 1.000% to 2.500% due 7/31/11 to 3/31/13; Market value — $2,722,382) (Cost — $2,669,000)	0.190%	5/3/10	$2,669,000	2,669,000
Total Investments — 99.5% (Cost — $148,656,224#)				165,611,547
Other Assets in Excess of Liabilities — 0.5%				888,117
Total Net Assets — 100.0%				$166,499,664

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	11

Legg Mason Batterymarch Global Equity Fund

Summary of Investments by Country*
United States	46.7%
United Kingdom	9.9
Japan	8.1
Germany	5.9
Canada	5.7
France	4.3
Switzerland	3.5
Australia	2.6
Netherlands	1.8
Spain	1.5
Italy	0.9
Singapore	0.7
Mexico	0.7
Taiwan	0.6
Brazil	0.6
Austria	0.6
Portugal	0.6
Norway	0.5
Cayman Islands	0.5
Sweden	0.4
Poland	0.3
Belgium	0.3
Russia	0.3
Hong Kong	0.3
South Africa	0.3
Ireland	0.2
Denmark	0.2
Greece	0.2
Finland	0.2
Short-term investment	1.6
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of April 30, 2010 and are subject to change.

See Notes to Financial Statements.

12	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2010

Assets:
Investments, at value (Cost — $148,656,224)	$165,611,547
Foreign currency, at value (Cost — $151,648)	152,168
Cash	152
Receivable for securities sold	2,542,795
Dividends and interest receivable	432,023
Receivable for Fund shares sold	146,681
Prepaid expenses	39,883
Total Assets	168,925,249

Liabilities:
Payable for securities purchased	1,796,162
Payable for Fund shares repurchased	318,616
Distribution fees payable	72,718
Investment management fee payable	48,169
Trustees’ fees payable	3,115
Accrued expenses	186,805
Total Liabilities	2,425,585
Total Net Assets	$166,499,664

Net Assets:
Par value (Note 7)	$196
Paid-in capital in excess of par value	245,440,026
Overdistributed net investment income	(15,671)
Accumulated net realized loss on investments and foreign currency transactions	(95,895,281)
Net unrealized appreciation on investments and foreign currencies	16,970,394
Total Net Assets	$166,499,664

Shares Outstanding:
Class 1	233,944
Class A	9,875,314
Class B	2,450,752
Class C	5,241,347
Class I	1,829,885

Net Asset Value:
Class 1 (and redemption price)	$8.50
Class A (and redemption price)	$8.53
Class B *	$8.09
Class C *	$8.56
Class I (and redemption price)	$8.52
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.05

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended April 30, 2010

Investment Income:
Dividends	$2,012,762
Interest	276
Less: Foreign taxes withheld	(105,864)
Total Investment Income	1,907,174

Expenses:
Investment management fee (Note 2)	703,671
Transfer agent fees (Note 5)	507,241
Distribution fees (Notes 2 and 5)	432,571
Registration fees	40,172
Shareholder reports	37,323
Legal fees	25,720
Custody fees	20,441
Audit and tax	17,418
Trustees’ fees	5,628
Insurance	2,429
Miscellaneous expenses	2,425
Total Expenses	1,795,039
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(341,701)
Net Expenses	1,453,338
Net Investment Income	453,836

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	9,225,473	†
Foreign currency transactions	(5,369)
Net Realized Gain	9,220,104
Change in Net Unrealized Appreciation/Depreciation From:
Investments	5,235,131	‡
Foreign currencies	(6,716)
Change in Net Unrealized Appreciation/Depreciation	5,228,415
Net Gain on Investments and Foreign Currency Transactions	14,448,519
Increase in Net Assets From Operations	$14,902,355

†	Net of foreign capital gains tax of $51,768.

‡	Net of change in deferred capital gains tax of $56,192.

See Notes to Financial Statements.

14	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2010 (unaudited), the Period Ended October 31, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:
Net investment income	$453,836	$1,703,798	$3,250,415
Net realized gain (loss)	9,220,104	(18,795,482)	(84,821,482)
Change in net unrealized appreciation/depreciation	5,228,415	36,196,971	(46,300,966)
Increase (Decrease) in Net Assets From Operations	14,902,355	19,105,287	(127,872,033)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,700,084)	(500,014)	(2,950,010)
Decrease in Net Assets From Distributions to Shareholders	(1,700,084)	(500,014)	(2,950,010)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	14,269,926	26,102,584	83,036,565
Reinvestment of distributions	1,691,593	497,305	2,935,883
Cost of shares repurchased	(23,444,637)	(38,907,455)	(94,550,817)
Decrease in Net Assets From Fund Share Transactions	(7,483,118)	(12,307,566)	(8,578,369)
Increase (Decrease) in Net Assets	5,719,153	6,297,707	(139,400,412)

Net Assets:
Beginning of period	160,780,511	154,482,804	293,883,216
End of period*	$166,499,664	$160,780,511	$154,482,804
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(15,671)	$1,230,577	$126,484

†	For the period January 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2010[2]	2009[3]	2008[4]	2007[4]	2006[4,5]

Net asset value, beginning of period	$7.87	$6.91	$12.60	$12.45	$12.19

Income (loss) from operations:
Net investment income (loss)	0.04	0.11	0.21	0.10	(0.00)	[6]
Net realized and unrealized gain (loss)	0.72	0.88	(5.73)	0.89	0.30
Total income (loss) from operations	0.76	0.99	(5.52)	0.99	0.30

Less distributions from:
Net investment income	(0.13)	(0.03)	(0.17)	(0.10)	(0.04)
Net realized gains	—	—	—	(0.74)	—
Total distributions	(0.13)	(0.03)	(0.17)	(0.84)	(0.04)

Net asset value, end of period	$8.50	$7.87	$6.91	$12.60	$12.45
Total return[7]	9.66%	14.37%	(43.75)%	7.83%	2.45%

Net assets, end of period (000s)	$1,989	$1,941	$1,935	$4,100	$4,166

Ratios to average net assets:
Gross expenses	1.75%[8]	1.71%[8]	1.40%	1.75%	1.04%[8,9]
Net expenses[10]	1.24 [8,11]	1.23 [8,11]	1.19 [12,13]	1.09 [13]	1.03	[8,9,13]
Net investment income	1.06 [8]	1.93 [8]	2.01	0.80	0.44	[8]

Portfolio turnover rate	43%	113%	166%	154%	228%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	For the period December 1, 2006 (inception date) to December 31, 2006.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares would not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% until December 31, 2011.

[12]

As a result of a voluntary expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares would not exceed 1.25%.

[13]

Prior to April 28, 2008, as a result of a voluntary expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares would not exceed 1.18%. The voluntary expense limitation on Class 1 shares was 1.03% prior to July 30, 2007.

See Notes to Financial Statements.

16	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009[3]	2008[4]	2007[4]	2006[4]	2005[4]	2004[4]

Net asset value, beginning of period	$7.88	$6.94	$12.65	$12.47	$11.90	$10.97	$9.45

Income (loss) from operations:
Net investment income	0.03	0.10	0.18	0.07	0.14	0.17	0.07
Net realized and unrealized gain (loss)	0.72	0.87	(5.74)	0.89	2.75	0.91	1.55
Total income (loss) from operations	0.75	0.97	(5.56)	0.96	2.89	1.08	1.62

Less distributions from:
Net investment income	(0.10)	(0.03)	(0.15)	(0.04)	(0.10)	(0.15)	(0.10)
Net realized gains	—	—	—	(0.74)	(2.22)	—	—
Total distributions	(0.10)	(0.03)	(0.15)	(0.78)	(2.32)	(0.15)	(0.10)

Net asset value, end of period	$8.53	$7.88	$6.94	$12.65	$12.47	$11.90	$10.97
Total return[5]	9.61%	13.97%	(43.88)%	7.60%	24.79%	9.88%	17.24%

Net assets, end of period (000s)	$84,212	$79,268	$74,660	$145,618	$125,389	$37,449	$34,599

Ratios to average net assets:
Gross expenses	1.94%[6]	2.00%[6]	1.76%	1.69%	1.45%[7]	1.62%	1.83%
Net expenses	1.50 [6,8,9]	1.50 [6,8,9]	1.46 [8,9,10]	1.33 [8,10]	1.43 [7,8,10]	1.62 [10]	1.69 [8,10]
Net investment income	0.81 [6]	1.64 [6]	1.77	0.56	1.09	1.48	0.73

Portfolio turnover rate	43%	113%	166%	154%	228%	29%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.38%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.50% until May 1, 2010.

[10]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.43%. A voluntary expense limitation of 1.75% was in place for Class A shares prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2010[2]		2009[3]		2008[4]	2007[4]	2006[4]	2005[4]	2004[4]

Net asset value, beginning of period	$7.45		$6.59		$12.03	$11.96	$11.53	$10.62	$9.13

Income (loss) from operations:
Net investment income (loss)	0.00	[5]	0.05		0.09	(0.04)	(0.00) [5]	0.07	(0.00) [5]
Net realized and unrealized gain (loss)	0.69		0.83		(5.43)	0.85	2.66	0.89	1.50
Total income (loss) from operations	0.69		0.88		(5.34)	0.81	2.66	0.96	1.50

Less distributions from:
Net investment income	(0.05)		(0.02)		(0.10)	—	(0.01)	(0.05)	(0.01)
Net realized gains	—		—		—	(0.74)	(2.22)	—	—
Total distributions	(0.05)		(0.02)		(0.10)	(0.74)	(2.23)	(0.05)	(0.01)

Net asset value, end of period	$8.09		$7.45		$6.59	$12.03	$11.96	$11.53	$10.62
Total return[6]	9.21%		13.36%		(44.37)%	6.65%	23.60%	9.00%	16.40%

Net assets, end of period (000s)	$19,827		$20,851		$23,533	$59,303	$64,293	$7,356	$7,617

Ratios to average net assets:
Gross expenses	2.94%[7]		2.96%[7]		2.70%	2.64%	2.29%[8]	2.48%	2.61%
Net expenses	2.25	[7,9,10]	2.24	[7],9 ,10	2.30 [9,10,11]	2.17 [9,11]	2.28 [8,9,11]	2.48 [11]	2.44 [9,11]
Net investment income (loss)	0.05	[7]	0.93	[7]	0.90	(0.28)	(0.01)	0.66	(0.03)

Portfolio turnover rate	43%		113%		166%	154%	228%	29%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.25% and 2.24%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.25% until May 1, 2010.

[11]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.40%. A voluntary expense limitation of 2.50% was in place for Class B shares prior to April 16, 2007.

See Notes to Financial Statements.

18	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2010[2]		2009[3]	2008[4]	2007[4]	2006[4]	2005[4]	2004[4]

Net asset value, beginning of period	$7.89		$6.98	$12.72	$12.60	$12.06	$11.11	$9.55

Income (loss) from operations:
Net investment income (loss)	0.00	[5]	0.06	0.10	(0.04)	0.01	0.06	(0.01)
Net realized and unrealized gain (loss)	0.72		0.87	(5.74)	0.90	2.76	0.93	1.57
Total income (loss) from operations	0.72		0.93	(5.64)	0.86	2.77	0.99	1.56

Less distributions from:
Net investment income	(0.05)		(0.02)	(0.10)	—	(0.01)	(0.04)	(0.00)	[5]
Net realized gains	—		—	—	(0.74)	(2.22)	—	—
Total distributions	(0.05)		(0.02)	(0.10)	(0.74)	(2.23)	(0.04)	(0.00)	[5]

Net asset value, end of period	$8.56		$7.89	$6.98	$12.72	$12.60	$12.06	$11.11
Total return[6]	9.09%		13.33%	(44.30)%	6.71%	23.42%	8.95%	16.37%

Net assets, end of period (000s)	$44,889		$44,166	$41,892	$83,249	$69,239	$38,418	$19,040

Ratios to average net assets:
Gross expenses	2.61%[7]		2.61%[7]	2.69%	2.46%	2.78%[8]	2.74%	2.65%
Net expenses[9]	2.23	[7,10]	2.19 [7,10]	2.23 [10,11]	2.20 [11]	2.52 [8,11]	2.50 [11]	2.42	[11]
Net investment income (loss)	0.07	[7]	0.96 [7]	0.98	(0.31)	0.07	0.53	(0.10)

Portfolio turnover rate	43%		113%	166%	154%	228%	29%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.72% and 2.46%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 2.25% until May 1, 2010.

[11]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 2.26%. A voluntary expense limitation of 2.50% was in place for Class C shares prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009[3]	2008[4]	2007[4]	2006[4]	2005[4]	2004[4]

Net asset value, beginning of period	$7.89	$6.92	$12.62	$12.46	$11.89	$10.96	$9.46

Income (loss) from operations:
Net investment income	0.05	0.12	0.16	0.10	0.19	0.22	0.09
Net realized and unrealized gain (loss)	0.72	0.88	(5.67)	0.88	2.74	0.92	1.56
Total income (loss) from operations	0.77	1.00	(5.51)	0.98	2.93	1.14	1.65

Less distributions from:
Net investment income	(0.14)	(0.03)	(0.19)	(0.08)	(0.14)	(0.21)	(0.15)
Net realized gains	—	—	—	(0.74)	(2.22)	—	—
Total distributions	(0.14)	(0.03)	(0.19)	(0.82)	(2.36)	(0.21)	(0.15)

Net asset value, end of period	$8.52	$7.89	$6.92	$12.62	$12.46	$11.89	$10.96
Total return[5]	9.77%	14.52%	(43.65)%	7.75%	25.13%	10.38%	17.60%

Net assets, end of period (000s)	$15,583	$14,555	$12,463	$1,613	$2,058	$2,174	$2,185

Ratios to average net assets:
Gross expenses	1.12%[6]	1.11%[6]	1.01%	1.18%	1.15%[7]	1.21%	1.49%
Net expenses	1.12 [6,8]	1.11 [6,8]	1.01	1.18 [9]	1.14 [7,9,10]	1.21 [9]	1.43 [9,10]
Net investment income	1.19 [6]	2.00 [6]	1.84	0.73	1.43	1.94	0.94

Portfolio turnover rate	43%	113%	166%	154%	228%	29%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.09%.

[8]

As a result of a contractual expense limitation agreement, from May 1, 2009 to May 1, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 1.25%.

[9]

Prior to April 16, 2007, as a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 1.50%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch Global Equity Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be also determined with the assistance of a pricing service using calculations based on indices of domestic securities and the appropriate indicators, such as prices of relevant American depository receipts (ADRs) and future contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	21

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$10,871,213	$6,764,061	—	$17,635,274
Consumer staples	10,354,047	5,013,618	—	15,367,665
Energy	11,755,403	5,128,127	—	16,883,530
Financials	12,145,743	15,043,857	—	27,189,600
Health care	8,511,349	6,608,033	—	15,119,382
Industrials	8,018,676	9,565,055	—	17,583,731
Information technology	21,269,385	3,556,362	—	24,825,747
Materials	4,593,709	8,792,045	—	13,385,754
Telecommunication services	3,717,364	3,870,065	—	7,587,429
Utilities	2,045,041	3,932,349	—	5,977,390
Preferred stocks:
Consumer discretionary	—	666,987	—	666,987
Financials	720,058	—	—	720,058
Total long-term investments	$94,001,988	$68,940,559	—	$162,942,547
Short-term investment†	—	2,669,000	—	2,669,000
Total investments	$94,001,988	$71,609,559	—	$165,611,547

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

22	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	23

shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

During the period November 1, 2009 through April 30, 2010, the Fund’s Class A, B, C and I shares had contractual expense limitations in place of 1.50%, 2.25%, 2.25% and 1.25% respectively, until May 1, 2010. In addition, LMPFA has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), such that the total annual operating expenses for Class 1 shares are expected to be 0.25% lower than total annual operating expenses for Class A shares until December 31, 2011, subject to recapture as described below.

Effective February 26, 2010, LMPFA has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding these limits or any other lower limits then in effect.

During the six months ended April 30, 2010, LMPFA reimbursed the Fund for expenses amounting to $341,701.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

24	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2010, LMIS and its affiliates received sales charges of approximately $14,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$17,000	$0	*

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$69,654,070
Sales	78,085,138

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,820,102
Gross unrealized depreciation	(4,864,779)
Net unrealized appreciation	$16,955,323

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward foreign currency contracts	$(147)	—	$(147)

At April 30, 2010, the Fund did not have any derivative instruments outstanding. During the six months ended April 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$288,353

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	25

of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class 1	—	$7,137
Class A	$103,096	269,322
Class B	103,493	93,490
Class C	225,982	130,962
Class I	—	6,330
Total	$432,571	$507,241

For the six months ended April 30, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class 1	$5,066
Class A	179,962
Class B	71,305
Class C	85,368
Class I	—
Total	$341,701

6. Distributions to shareholders by class

	Six Months Ended April 30, 2010	Period Ended October 31, 2009†	Year Ended December 31, 2008
Net Investment Income:
Class 1	$31,013	$7,510	$47,229
Class A	1,040,892	273,518	1,627,083
Class B	122,031	55,745	352,346
Class C	254,548	109,032	596,091
Class I	251,600	54,209	327,261
Total	$1,700,084	$500,014	$2,950,010

†	For the period January 1, 2009 through October 31, 2009.

7. Shares of beneficial interest

At April 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2010		Period Ended October 31, 2009†		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Class 1
Shares issued on reinvestment	3,741	$31,013	1,067	$7,510	7,018	$47,229
Shares repurchased	(16,411)	(137,436)	(34,298)	(232,864)	(52,421)	(564,364)
Net decrease	(12,670)	$(106,423)	(33,231)	$(225,354)	(45,403)	$(517,135)

Class A
Shares sold	634,293	$5,306,337	1,214,025	$8,258,683	2,499,634	$26,305,027
Shares issued on reinvestment	124,333	1,034,449	38,480	271,670	239,724	1,618,135
Shares repurchased	(941,420)	(7,860,523)	(1,956,550)	(13,236,279)	(3,491,760)	(35,193,382)
Net decrease	(182,794)	$(1,519,737)	(704,045)	$(4,705,926)	(752,402)	$(7,270,220)

26	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2010		Period Ended October 31, 2009†		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount
Class B
Shares sold	121,472	$958,898	292,132	$1,886,722	537,255	$5,361,610
Shares issued on reinvestment	15,295	120,982	8,253	55,295	54,405	349,281
Shares repurchased	(483,360)	(3,826,681)	(1,072,762)	(6,853,707)	(1,950,863)	(19,535,968)
Net decrease	(346,593)	$(2,746,801)	(772,377)	$(4,911,690)	(1,359,203)	$(13,825,077)

Class C
Shares sold	884,466	$7,399,831	2,059,328	$14,090,728	2,809,836	$28,415,448
Shares issued on reinvestment	30,256	253,549	15,321	108,621	87,478	593,977
Shares repurchased	(1,271,889)	(10,631,693)	(2,481,317)	(17,028,924)	(3,438,504)	(34,943,909)
Net decrease	(357,167)	$(2,978,313)	(406,668)	$(2,829,575)	(541,190)	$(5,934,484)

Class I
Shares sold	72,808	$604,860	271,519	$1,866,451	2,067,533	$22,954,480
Shares issued on reinvestment	30,313	251,600	7,689	54,209	48,555	327,261
Shares repurchased	(118,924)	(988,304)	(233,764)	(1,555,681)	(443,616)	(4,313,194)
Net increase (decrease)	(15,803)	$(131,844)	45,444	$364,979	1,672,472	$18,968,547

†	For the period January 1, 2009 through October 31, 2009.

8. Capital loss carryforward

As of October 31, 2009, the Fund had a net capital loss carryforward of approximately $104,223,305, of which $50,348,958 expires in 2016 and $53,874,347 expires in 2017. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the

Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report	27

Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $48, $94,816, $154,946, $27,253 and $62 for Classes 1, A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second

28	Legg Mason Batterymarch Global Equity Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

Legg Mason Batterymarch Global Equity Fund	29

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation

30	Legg Mason Batterymarch Global Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional global multi-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed below the median during each time period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during periods under review. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Legg Mason Batterymarch Global Equity Fund	31

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of retail front-end load funds consisting of four global multi-cap core funds, three global large-cap growth funds and three global multi-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load global multi-cap core funds, global large-cap growth funds and global multi-cap growth funds (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group and the Fund’s Actual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe. The Trustees noted that the Manager had agreed to a fee waiver and/or expense reimbursement arrangement which could not be terminated prior December 31, 2011 without the Trustees’ consent.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

32	Legg Mason Batterymarch Global Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Batterymarch

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch Global Equity Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02625 6/10 SR10-1111

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: July 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: July 1, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: July 1, 2010